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                                                                     EXHIBIT 4.1


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             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
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--------                                                            ------------
No.                                                                       Shares
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                            The State of Washington

[LOGO]                          FAR Group Inc.
                One Million Shares Authorized, $0.01 Par Value

This Certifies That SPECIMEN is the owner of ______________________ Shares of $0.01 each of the Capital Stock of

                                FAR Group Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the Corporation this ______ day of _____________ At

[SEAL]


----------------------                                   ----------------------
     President                                                  Secretary

                            ------         ----
                            SHARES  $0.01  EACH
                            ------         ----
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                                  CERTIFICATE
                                      FOR

                                     SHARES

                              [SEAL APPEARS HERE]

                                     OF THE

                                 CAPITAL STOCK


                                 FAR GROUP INC.

                                   ISSUED TO


                             --------------------
                                     DATED


                             --------------------

     For Value Received ______ hereby sell, assign and transfer unto ___________

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the Capital Stock represented by the written Certificate and do hereby irrevocably constitute and appoint _____________________________________________
to transfer the said Stock on the books of the within named corporation with full power of substitution in the premises.

     Dated ___________________

     In presence of _____________________________

________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER

     PLEASE NOTE THAT ALL CERTIFICATES MUST BE LEGENDED AS FOLLOWS:

          The shares to be acquired upon exercise of these warrants have not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold, transferred or otherwise disposed of by the holder, unless registered under the act or unless, in the opinion of counsel satisfactory to the issuer, the transfer qualifies for an exemption from or exemption to the registration provisions thereof.